SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 25, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Spectral Capital Corporation is referred to herein as the “Company”, “us”, “we”, or “our”.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Sunday, October 26, 2024, Jonathon Walton, our director, resigned.  There were no disagreements of any kind with Mr. Walton.  His resignation was not in connection with any disagreement with our management regarding us, our operations, policies or practices. He did not serve on any board committees.

Effective October 25, 2024, Aby Alexander was appointed to our Board of Directors.  We have not had any previous relationship with Mr. Alexander and he has not entered into any contract previously with the Company.  Management has proposed to the board that Mr. Alexander receive options to purchase 30,000 common shares in the company at the then current fair market value subject to monthly vesting over 4 years.  For each additional year of service on the board beyond the first year, Mr. Alexander would receive an additional grant of 8,000 options vesting over 12 months at the then fair current market value.  He is paid $2,000 for each in person board meeting he travels to attend plus his reasonable pre-approved travel expenses.  He also receives $25,000 for the first year’s directors fee stipend and $50,000 each year thereafter that he serves on the board.   He has not yet been appointed to any board committees.

Mr. Alexander is the President and CEO of BroadSat Technologies, a leader in broadcast and broadband solutions. He also serves as President of FT America, specializing in intelligent transport solutions, and President and CEO of eXstream Security, a cybersecurity provider. Additionally, he has served as an International Council Member at Harvard Kennedy School and the University of Chicago Harris School of Public Policy.

Item 8.01. Other Events.

On October 25, 2024, the Company issued a press release announcing the appointment of Aby Alexander to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Spectral Capital Corporation on October 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: October 29, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer